                            CONSOLIDATED AMENDMENT TO
                        GUARANTY AND SECURITY INSTRUMENTS


         This Consolidated Amendment to Guaranty and Security Instruments (this "Amendment") dated as of September 2, 2003 is made by and among JARDEN CORPORATION, a Delaware corporation (the "Borrower"), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Guarantor" and a "Grantor", collectively with the Borrower, the "Grantors"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Administrative Agent") for each of the lenders (the "Lenders" and collectively with the Administrative Agent and certain other Persons parties to Related Swap Contracts, the "Secured Parties"), now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower (previously known as Alltrista Corporation), the Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, National City Bank of Indiana, as Documentation Agent and the Lenders have agreed to amend and restate that certain Credit Agreement dated as of April 24, 2002, as amended prior to the date hereof (the "Existing Credit Agreement"), in order to, among other things, add a new term loan B facility to the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof by and among the Borrower, the Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent and National City Bank of Indiana and Fleet National Bank, as Co-Documentation Agents and the Lenders (as from time to time further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"); and

         WHEREAS, each of the Guarantors has entered (either initially or by a Guaranty Joinder Agreement) into that certain Guaranty Agreement dated April 24, 2003 (the "Guaranty") in favor of the Administrative Agent on behalf of the Lenders pursuant to which each Guarantor has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, each of the Grantors has entered into one or more various Loan Documents (either initially or by a Security Joinder Agreement, IP Security Joinder Agreement or Pledge Joinder Agreement, as applicable), dated April 24, 2002, with the Administrative Agent as set forth in Schedule I hereto (as amended, restated, modified, supplemented or amended and restated prior to the date hereof, collectively, the "Security Instruments"); and

         WHEREAS, the Grantors and the Administrative Agent desire to amend, and it is necessary to amend, certain provisions of the Guaranty and the Security Instruments as set forth below to conform to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO THE GUARANTY AND SECURITY INSTRUMENTS. Subject to the terms and conditions set forth herein, the Guaranty and Security Instruments are hereby amended as follows:

(a)      Defined Terms.

         (i) All references to "Credit Agreement" (unless specified otherwise) in each of the Guaranty and the Security Instruments shall hereby refer to that certain Amended and Restated Credit Agreement, by and among the Borrower, the Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, National City Bank of Indiana and Fleet National Bank, as Co-Documentation Agents and the Lenders, dated as of September___, 2003, as from time to time further amended, modified, supplemented, restated, or amended and restated.

         (ii) All references to "Alltrista Corporation" (unless specified otherwise) in each place it appears throughout each of the Guaranty and the Security Instruments is hereby deleted and replaced with the words "Jarden Corporation" in each instance.

         (iii) All references to "Secured Parties" or "Secured Party" in each of the Guaranty and the Security Instruments shall hereby refer to, collectively or individually as the context may require, each Lender, the Administrative Agent and each other Person party to a Related Swap Contract.

         (iv) The definition of "Non-Material Accounts" in the Security Agreement is hereby deleted in its entirety and replaced as follows:

                  " "Non-Material Accounts" means all Deposit Accounts and securities accounts with respect to which the sum of (a) the amounts on deposit in all such Deposit Accounts, plus (b) the value of the securities entitlements in all such securities accounts, does not exceed $2,000,000."

         (v) A new definition of "Non-Material Locations" shall be added to
         Section 1 of the Security Agreement, to read in its entirety as follows:

                  " "Non-Material Locations" means those leased or other third-party locations at which tangible personal property Collateral is located, where the aggregate value of all Collateral located at all such locations is less than three percent (3%) of Consolidated Current Assets."

         (vi) A new definition of "Non-Material Domain Names" shall be added to
         Section 1 of the Security Agreement, to read in its entirety as follows:

                  " "Non-Material Domain Names" means those domain names registered to any Grantor which, in the aggregate for all such domain names, account for or are used in connection with less than one percent (1%) of the consolidated annual sales of Borrower and its Subsidiaries."

(b)      Recitals.

         (i) The first paragraph of each Witnesseth section in the Guaranty and each Security Instrument is hereby deleted in its entirety and restated as follows:

                  "WHEREAS, the Borrower, the Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, National City Bank of Indiana and Fleet National Bank, as Co-Documentation Agents and the Lenders are party to that certain Credit Agreement dated as of April 24, 2002 (as amended up to (but excluding) September ___, 2003, the "Existing Credit Agreement"), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility with a letter of credit sublimit and a swing line facility; and"

         (ii) The following paragraph shall be added as the second paragraph of the Witnesseth section of the Guaranty and each Security Instrument, to read in its entirety as follows:

                  "WHEREAS, the parties have amended and restated the Existing Credit Agreement in order to, among other things, add a new term loan B facility to the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of September __, 2003 by and among the Borrower, the Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, National City Bank of Indiana and Fleet National Bank, as Co-Documentation Agents and the Lenders (as from time to time further amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Credit Agreement"); and"

(c) Rules of Interpretation. The references to "Sections 1.02 and 1.05" or "Sections 1.02 through 1.05" in the first sentence of each of Section 27 of the Security Agreement, Section 31 of the IP Security Agreement,
         Section 16 of the Guaranty and Section 24 of the Pledge Agreement is hereby deleted and replaced with "Sections 1.03 and 1.06."

(d)      Related Swap Contracts.

         (i) Section 17 of the Pledge Agreement is hereby deleted in its entirety and restated as follows:

                  "17. RELATED SWAP CONTRACTS. All obligations of each Pledgor under or in respect of Related Swap Contracts (which are not prohibited under the terms of the Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

                  No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Pledge Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each Agent-Related Person shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement."

         (ii) Section 21 of the Security Agreement and Section 26 of the IP Security Agreement are hereby deleted in their entirety and restated as follows (with the appropriate section number at the start of each section):

                  "[21][26]. RELATED SWAP CONTRACTS. All obligations of each Grantor under or in respect of Related Swap Contracts (which are not prohibited under the terms of the Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

                  No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Security Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each Agent-Related Person shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement."

         (iii) Section 19 of the Guaranty is hereby deleted in its entirety and restated as follows:

                  "19. RELATED SWAP CONTRACTS. All obligations of the Borrower under Related Swap Contracts to which any Lender or its Affiliates are a party shall be deemed to be Borrower's Liabilities, and each Lender or Affiliate of a Lender party to any such Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Borrower's Liabilities; provided, however, that such obligations shall cease to be Borrower's Liabilities at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

                  No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors' Obligations (including the release or modification of any Guarantors' Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each Agent-Related Person shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement."

(e)      Section 7 of the Security Agreement.

         (i) Section 7(e) is hereby deleted in its entirety and restated as follows:

                  "(e) Upon and after the filing of certain UCC termination statements and related releases or amendments obtained (i) on or about April 24, 2002 in connection with the closing of the Transaction (including the payoff of Union Bank of California's credit facility with the Tilia Sellers) and the termination of that certain Credit Agreement dated as of April 26, 1999, among the Borrower, the lenders named therein and Bank One Indiana, N.A. (as successor by merger to NBD Bank, N.A.), as agent; and (ii) on or about September ___, 2003 in connection with the closing of the Lehigh Acquisition and the payment in full and termination or assignment and assumption of all the Lehigh Indebtedness, and the acceptance and filing of such UCC termination statements, UCC amendments and related releases by the appropriate jurisdictions and Governmental Authorities, no effective financing statement securing a valid security interest or other Perfection Document securing a valid security interest similar in effect, nor any other Perfection Action securing a valid security interest, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) will be on file or in any recording office or will have been delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Administrative Agent for the benefit of the Secured Parties in connection with the security interests conferred hereunder."

         (ii) Section 7(h) of the Security Agreement is hereby amended to add the following proviso at the end of such Section:

                  "provided, however, that the Grantor shall not be required to deliver a Qualifying Control Agreement with respect to any Non-Material Location."

         (iii) Section 7(i) of the Security Agreement is hereby amended to add the following proviso at the end of such Section:

                  "provided, however, that the lessor of any Non-Material Location shall not be required to acknowledge the Lien in favor of the Administrative Agent for the benefit of the Secured Parties or waive its statutory and consensual liens and rights with respect to the Collateral at such Non-Material Location."

(f) Section 9 of the Security Agreement. Section 9(j) of the Security Agreement is hereby amended as follows:

         (i) Subsection (i) is amended to add the following at the end of clause
         (t) therein: "other than Non-Material Domain Names".

         (i) Subsection (ii) is hereby deleted in its entirety and restated to read as follows:

                  "(ii) Such Grantor shall cause to be delivered to the Administrative Agent at or prior to the Closing Date with respect to each internet domain name registered to such Grantor, other than Non-Material Domain Names, an undated transfer document, duly executed in blank by such Grantor and in the form required by the applicable internet domain name registrar, sufficient to effect the transfer of each internet domain name to the transferee thereof named in such transfer form upon delivery to such registrar. Without limiting the generality of the foregoing, no Grantor shall acquire any rights to any internet domain name not listed on Schedule 9(j) attached hereto (other than a Non-Material Domain Name) except in each case upon giving not less than thirty (30) days' prior written notice thereof to the Administrative Agent, which notice shall be accompanied by an appropriate supplement to Schedule 9(j) reflecting such additional name, the delivery of additional executed internet domain name transfer documents executed in blank with respect thereto, and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder. Without limiting the foregoing, each Grantor shall furnish to the Administrative Agent and the Lenders such supplements to Schedule 9(j) from time to time as shall be necessary to keep such Schedule true and complete at all times."

(g) Section 11 of the Security Agreement. The last paragraph of Section 11 of the Security Agreement is hereby amended to replace the reference to "Section 2.13" therein with "Section 8.03."

(h) Section 5 of the IP Security Agreement. Section 5(e) of the IP Security Agreement is hereby deleted in its entirety and restated to read as follows:

                  "(e) Each Grantor agrees that, should it have or obtain an ownership interest in any United States patent or patent application that is not now identified on Schedule I, any trademark or trademark application that is not now identified on Schedule II or any copyright registration or copyright application that is not now identified on
         Schedule III: (i) the provisions of this IP Security Agreement shall automatically apply to such item, and such item shall automatically become part of the Collateral; (ii) such Grantor shall, within one month after acquiring or becoming aware of such ownership interest, (A) give written notice thereof to the Administrative Agent (unless such item is a Non-Material Patent or Non-Material Trademark (as each such term is defined below), (B) take all commercially reasonable and appropriate steps to protect such Patents, Trademarks and Copyrights, as, for example, by filing applications for their registration with the Patent and Trademark Office or the Copyright Office, as applicable, and
         (C) with respect to such Patents and Trademarks (other than Non-Material Patents and Non-Material Trademarks) and Copyrights, prepare, execute and file in the Patent and Trademark Office or the Copyright Office, as applicable, within the requisite time period, all documents that are known by such Grantor to be necessary or that the Administrative Agent, on behalf of the Secured Parties, reasonably requests in order to perfect the Security Interest of the Administrative Agent, on behalf of the Secured Parties, therein, including delivery to the Administrative Agent of an executed IP Assignment. Each Grantor authorizes the Administrative Agent, on behalf of the Secured Parties, to execute and file (subject in the case of the filing of IP Assignments, to the limitation contained in Section 4 above) such a document in the name of such Grantor if such Grantor fails to do so."

(i) Section 7 of the IP Security Agreement. Sections 7(a) and (b) of the IP Security Agreement are hereby deleted in its entirety and restated to read as follows:

                  "(a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Patents purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for non-exclusive licenses as to which such Grantor is the licensor, Permitted Liens, and the Security Interests created by this IP Security Agreement. Upon and after the filing of certain UCC termination statements and related releases or amendments obtained (i) on or about April 24, 2002 in connection with the closing of the Transaction (including the payoff of Union Bank of California's credit facility with the Tilia Sellers) and the termination of that certain Credit Agreement dated as of April 26, 1999, among the Borrower, the lenders named therein and Bank One Indiana, N.A. (as successor by merger to NBD Bank, N.A.), as agent, and (ii) on or about September 2, 2003 in connection with the closing of the Lehigh Acquisition and the payment in full and termination or assignment and assumption of all the Lehigh Indebtedness, and the acceptance and filing of such UCC termination statements, UCC amendments and related releases by the appropriate jurisdictions and Governmental Authorities, no effective financing statement securing a valid security interest or other instrument similar in effect covering all or any part of the Patents purported to be granted by such Grantor hereunder shall be on file in any recording office, including, without limitation, the Patent and Trademark Office, except such as may have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties.

                  (b) Set forth on Schedule I is a list of all of the Patents (other than those Patents which, when aggregated with the Non-Material Trademarks (as defined below) account for or are connected with less than one percent (1%) of consolidated sales of the Borrower and its Subsidiaries (the "Non-Material Patents") owned by such Grantor and utilized in the conduct of its business as currently conducted and material in such Grantor's operations or in the selling or marketing of such Grantor's products or services."

(j) Section 8 of the IP Security Agreement. Sections 8(a) and (b) of the IP Security Agreement is hereby deleted in its entirety and restated to read as follows:

                  "(a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Trademarks purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for non-exclusive licenses as to which such Grantor is the licensor, Permitted Liens, and the Security Interests created by this IP Security Agreement. Upon and after the filing of certain UCC termination statements and related releases or amendments obtained (i) on or about April 24, 2002 in connection with the closing of the Transaction (including the payoff of Union Bank of California's credit facility with the Seller) and the termination of that certain Credit Agreement dated as of April 26, 1999, among the Borrower, the lenders named therein and Bank One Indiana, N.A. (as successor by merger to NBD Bank, N.A.), as agent, and (ii) on or about September 2, 2003 in connection with the closing of the Lehigh Acquisition and the payment in full and termination or assignment and assumption of all the Lehigh Indebtedness, and the acceptance and filing of such UCC termination statements, UCC amendments and related releases by the appropriate jurisdictions and Governmental Authorities, no effective financing statement securing a valid security interest or other instrument similar in effect covering all or any part of the Trademarks purported to be granted by such Grantor hereunder shall be on file in any recording office, including, without limitation, the Patent and Trademark Office, except such as may have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties.

                  (b) Set forth on Schedule II is a list of all of the Trademarks (other than those Trademarks which, when aggregated with the Non-Material Patents, account for or are connected with less than one percent (1%) of consolidated sales of the Borrower and its Subsidiaries (the "Non-Material Trademarks") owned by such Grantor and utilized in the conduct of its business as currently conducted and material in such Grantor's operations or in the selling or marketing of such Grantor's products or services."

(k) Section 9 of the IP Security Agreement. Section 9(a) of the IP Security Agreement is hereby deleted in its entirety and restated to read as follows:

                  "(a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Copyrights purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Permitted Liens, Security Interests created or permitted by this IP Security Agreement or the Credit Agreement. Upon and after the filing of certain UCC termination statements and related releases or amendments obtained (i) on or about April 24, 2002 in connection with the closing of the Transaction (including the payoff of Union Bank of California's credit facility with the Seller) and the termination of that certain Credit Agreement dated as of April 26, 1999, among the Borrower, the lenders named therein and Bank One Indiana, N.A. (as successor by merger to NBD Bank, N.A.), as agent, and (ii) on or about September 2, 2003 in connection with the closing of the Lehigh Acquisition and the payment in full and termination or assignment and assumption of all the Lehigh Indebtedness, and the acceptance and filing of such UCC termination statements, UCC amendments and related releases by the appropriate jurisdictions and Governmental Authorities, no effective financing statement securing a valid security interest or other instrument similar in effect covering all or any part of the Copyrights purported to be granted by such Grantor hereunder shall be on file in any recording office, including, without limitation, the Copyright Office, except such as may have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties."

(l) Section 15 of the IP Security Agreement. Section 15(c) of the IP Security Agreement is hereby amended to replace the reference to "Section 2.13" therein with "Section 8.03."

(m) Section 5 of the Pledge Agreement. Section 5 of the Pledge Agreement is hereby amended to replace the reference to "Section 2.13" therein with "Section 8.03."

(n) Section 22 of the Guaranty. The reference to "Facility Guaranty" in the first sentence of Section 22 is hereby deleted and replaced by a reference to "Guaranty".

2. RELEASE OF IMMATERIAL SUBSIDIARIES. The Borrower hereby represents and warrants that the Grantors listed on Schedule 2 qualify as Immaterial Subsidiaries as determined in accordance with the definition thereof in the Credit Agreement. In reliance thereon and subject to the provisions of Section
6.14 of the Credit Agreement, the Administrative Agent hereby releases (i) any Lien conferred by each such Immaterial Subsidiary under any Security Instrument to which such Immaterial Subsidiary is a party, and (ii) each such Immaterial Subsidiary from any and all obligations and liabilities under each of the Security Agreement, IP Security Agreement, Guaranty or any other Loan Document to which it is a party, except to the extent that such obligation or liability specifically survives termination in accordance with the terms of such applicable Loan Document.

3. CONSENT OF THE GUARANTORS. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such

Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) The representations and warranties made by the Borrower in
         Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (b) Since the execution of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

                  (c) The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

                  (d) This Amendment has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

                  (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5. ENTIRE AGREEMENT. This Amendment, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section
10.01 of the Credit Agreement.

6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8. GOVERNING LAW. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.17(b) and 10.18 of the Credit Agreement.

9. ENFORCEABILITY. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. REFERENCES. All references in the Credit Agreement or any of the Loan Documents to the "Guaranty" or any "Security Instrument" shall mean the Guaranty and each Security Instrument, as amended hereby.

11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in
Section 10.07 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                    BORROWER:

                                    JARDEN CORPORATION (successor by name change to Alltrista Corporation)

                                    By: /s/ Desiree DeStefano
                                       -------------------------------------

                                    Name:  Desiree DeStefano
                                         -----------------------------------

                                    Title: Senior Vice President
                                          ----------------------------------

                              GUARANTORS:

                              HEARTHMARK, INC., an Indiana corporation
                              ALLTRISTA PLASTICS CORPORATION, an Indiana corporation
                              ALLTRISTA NEWCO CORPORATION, an Indiana
                              corporation
                              TILIA, INC. (successor by name change to Alltrista
                                   Acquisition I, Inc.), a Delaware corporation
                              TILIA DIRECT, INC. (successor by name change to
                                   Alltrista Acquisition II, Inc.), a Delaware corporation
                              TILIA INTERNATIONAL, INC. (successor by name
                                   change to Alltrista Acquisition III, Inc.), a Delaware corporation
                              QUOIN CORPORATION, a Delaware corporation


                              By:   /s/ Desiree DeStefano
                                    ----------------------------------

                              Name: Desiree DeStefano
                                    ----------------------------------

                              Title:   Vice President
                                    ----------------------------------


                               ALLTRISTA ZINC PRODUCTS, L.P., an Indiana
                               limited partnership
                               By:  Alltrista Newco Corporation, a Indiana
                                    corporation, its general partner

                               By: /s/ Desiree DeStefano
                                  --------------------------------------

                               Name: Desiree DeStefano
                                    ------------------------------------

                               Title:   Vice President
                                     ----------------------------------

                             ADMINISTRATIVE AGENT:

                             BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT


                             By: /s/ Timothy Cassidy
                                 --------------------------------------

                             Name:  Timothy E. Cassidy
                                   ------------------------------------

                             Title: Vice President
                                    -----------------------------------

                                   Schedule 1

         Intellectual Property Security Agreement dated as of April 24, 2002, by and among the Borrower, one or more of the Guarantors and the Administrative Agent (as supplemented by the execution and delivery of IP Security Joinder Agreements).

         Securities Pledge Agreement dated as of April 24, 2002, by and among the Borrower, certain Guarantors and the Administrative Agent (as supplemented by the execution and delivery of Pledge Joinder Agreements and Pledge Agreement Supplements).

         Security Agreement dated as of April 24, 2002, by and among the Borrower, each Guarantors and the Administrative Agent (as supplemented by the execution and delivery of Security Joinder Agreements).

                                   Schedule 2

                             Immaterial Subsidiaries

Trienda Corporation (f/k/a TriEnda Newco, Inc.)
O.W.D., Incorporated
Tupper Lake Plastics, Incorporated